                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 31, 2003

                               Purezza Group, Inc.
             (Exact Name of registrant as specified in its Charter)

        Florida                   333-85306                65-1129912
(State of Incorporation)     Commission File No.          (IRS Employer
                                                       Identification No.)

                  24 Madison Road, Fairfield, New Jersey 07004
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number (973) 439-1933

                             All correspondence to:
                          Brenda Lee Hamilton, Esquire
                        Hamilton, Lehrer and Dargan P.A.
                       2 East Camino Real Suite, Suite 202
                           Boca Raton, Florida 33432
                             561-416-8956 Telephone
                             561-416-2855 Facsimile

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-B the Registrant states:

(a) (1) On May 31, 2003, Purezza Group, Inc. ("the  Registrant") changed accountants from Durland & Company, CPAs, P.A. to Daszkal Bolton LLP.
          (i)  The Registrant decided to dismiss Durland & Company, CPAs,
               P.A. as its independent accountants;
          (ii) Durland & Company, CPAs, P.A.'s reports on the financial statements were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to
               uncertainty, audit scope or accounting principles during the past fiscal years ended December 31, 2002 and 2001;
          (iii)The decision to change accountants was approved by the
               Registrant's Board of Directors; and
          (iv) (A) During the fiscal years ended December 31, 2002 and 2001 and any subsequent interim period proceeding the dismissal, there were no disagreements with Durland & Company, CPAs, P.A.
               related to accounting principles or practices, financial
               statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Durland
               & Company, CPAs, P.A., would have caused Durland &
               Company, CPAs, P.A. to make reference to the subject matter of the disagreement in connection with its report.
               (B)  Not applicable;
               (C)  Not applicable;
               (D)  Not applicable; and
               (E)  Not applicable.

     (2) On May 31, 2003, the Registrant engaged Daszkal Bolton LLP as its independent accountants.
          (i)  The Registrant did not consult with Daszkal Bolton LLP, its new independent accountants, regarding any matter prior to its engagement; and
          (ii) Not applicable.

     (3) The Registrant has provided to Durland & Company, CPAs, P.A., its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Durland & Company,
         CPAs, P.A. addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b)  Not applicable.

Item 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits
(16.1) Letter from Durland & Company, CPAs, P.A. pursuant to Item 304(a)(3)
of Regulation S-B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2003

                                     Purezza Group, Inc.

                                     /s/ Leonard Perle
                                     By: Leonard Perle
                                     Title: President